Right-of-use assets and lease liabilities	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Right-of-use assets and lease liabilities	Right-of-use assets and lease liabilities
Accounting policy
We determine whether an arrangement contains a lease at inception. Leases are included in Right-of-use assets,
Accrued & other current liabilities and Accrued & other non-current liabilities in our Consolidated balance sheets.
Right-of-use assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Right-of-use assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Right-of-use assets include any lease payments made at or before the commencement date and are reduced by lease incentives. Our Right-of-use asset and lease liability valuation may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expenses are recognized on a straight-line basis over the lease term.
We have lease agreements with lease and non-lease components. The lease components are accounted for separately from non-lease components. The allocation of the consideration between lease and non-lease components is based on the relative standalone prices of lease components included in the lease contracts.
Right-of-use assets consist of the following leases:

Year ended December 31 (€, in millions)	2024	2025
Properties	333.7	296.6
Cars	7.6	9.4
Warehouses	42.6	29.6
Other	3.3	5.4
Right-of-use assets	387.2	341.0
ASML owns the majority of real estate for manufacturing, supply chain management, R&D and general administration at our headquarters in Veldhoven, the Netherlands. Our other locations worldwide, mostly related to customer support, are mainly leased. The total right-of-use assets related to properties includes a finance lease arrangement for land of €32.0 million per December 31, 2025 and €32.0 million per December 31, 2024.
The right-of-use assets decreased in 2025 compared to 2024 mainly due to amortization, partially offset by additions in properties and in warehouses.
Lease liabilities are split between current and non-current and are presented as part of Accrued and other liabilities.
The non-current portion mainly consists of properties and warehouses. From the total lease liability €16.5 million
(December 31, 2024: €16.9 million) relates to a finance lease while the rest relates to operating leases. For the year ended December 31, 2025, Lease liabilities decreased by €54.6 million, mainly due to lease payments during 2025.

Year ended December 31 (€, in millions)	2024	2025
Current	68.6	60.8
Non-current	237.4	190.6
Lease liabilities	306.0	251.4
The Consolidated statements of operations include the following lease expenses:

Year ended December 31 (€, in millions)	2023	2024	2025
Properties	40.4	50.2	46.6
Cars	5.9	6.1	5.7
Equipment	—	—	—
Warehouses	5.9	15.0	14.3
Other	0.8	2.2	3.8
Lease expenses	53.0	73.5	70.4
The total cash flows relating to the leases are as follows:

Year ended December 31 (€, in millions)	2023	2024	2025
Total cash flows	148.2	96.3	88.7
The weighted average remaining lease term and weighted average discount rate related to the leases are as follows:

Year ended December 31	2023	2024	2025
Weighted average remaining lease term (months)	365	296	296
Weighted average discount rate (%)	2.5%	3.0%	2.9%